Exhibit 10.2

RESTRUCTURING AGREEMENT

THIS RESTRUCTURING AGREEMENT is made as of the 6th day of October, 2008, by and between TEREX CORPORATION (“Terex”), a Delaware corporation, having an address at 200 Nyala Farm Road, Westport, CT 06880, on the one hand, and CRANE & MACHINERY, INC. (“C&M”), an Illinois corporation, having an address at 7402 West 100th Place, Bridgeview, Illinois 60455, MANITEX INTERNATIONAL, Inc. (“Manitex”), a Michigan corporation, having an address at 7402 West 100th Place, Bridgeview, Illinois 60455, (formerly known as Veri-Tek International, Corp.) on the other hand (C&M and Manitex, collectively, the “Manitex Parties”).

WHEREAS, GT Distribution LLC, and Terex entered into certain agreements related to the C&M business as of November 10, 2003 for certain consideration, including a note that the parties now consider to be in the nature of equity valued at $5,495,000.00 (the “C&M Interest”).

WHEREAS, C&M issued that certain Term Note dated November 10, 2003 in favor of Schaeff-Terex GmbH & Co. KG (“Schaeff”), a wholly-owned subsidiary of Terex, in the original principal amount of $3,146,358.00 (the “Schaeff Note”), which note was assigned by Schaeff to Terex pursuant to that certain Assignment Agreement made as of November 10, 2003.

WHEREAS, GT Distribution LLC issued that certain promissory note in favor of Michael Pregont in the original principal amount of $2,300,000 (the “Pregont Note”).

WHEREAS, Koehring Cranes, Inc., a wholly-owned subsidiary of Terex, entered into a Distribution Agreement with C&M dated as of December 20, 2007.

NOW, THEREFORE, in reliance on the representations herein provided, and in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. The parties agree that the remaining outstanding principal amount of the Schaeff Note is $2,594,000.

2. In satisfaction of the Schaeff Note, simultaneously with the execution of this Agreement, the Manitex Parties agree as follows:

(a) Manitex will execute and deliver to Terex a promissory note in favor of Terex in the amount of $2,000,000.00 in the form of Exhibit A attached hereto (the “Replacement Schaeff Note”); and

(b) Manitex will issue such number of shares of common stock of Manitex to Terex having an aggregate Market Value (defined below) of $594,000.00 (rounded up to the nearest whole share) (the “Replacement C&M Interest”); and

(c) Manitex will provide Terex with piggyback registration rights and execute and deliver the Piggyback Registration Rights Agreement in the form of Exhibit B attached hereto; and

(d) C&M will pay, or has paid, to Michael Pregont any and all amounts due and owing under the Pregont Note and cause the Pregont Note to be cancelled on or before the execution of this Agreement; and

(e) C&M will execute and deliver a Security Agreement to Terex granting Terex a lien on and security interest in all of the assets of C&M in the form of Exhibit C attached hereto.

3. “Market Value” for each share of common stock of Manitex shall be the average of the closing prices on NASDAQ as reported in The Wall Street Journal (national edition) (or if not reported thereby, any other authoritative source) for the twenty consecutive trading days ending on the trading day immediately prior to the date of this Agreement.

4. In consideration of the foregoing, Terex agrees to surrender and cancel the C&M Interest effective on the date that the Manitex Parties satisfy all of their respective obligations under paragraphs 2(a), (b), (c), (d) and (e) of this Agreement.

5. The Manitex Parties jointly and severally represent and warrant to Terex that as of the date of this Agreement, and at all times any amounts are outstanding hereunder:

(a) Each of them is duly authorized to make and perform this Agreement and all other documents executed and delivered provided for in this Agreement (collectively referred to herein as the “Transaction Documents”). Such documents are valid and binding legal obligations of the Manitex Parties thereto, enforceable in accordance with their terms.

(b) Each of them has the legal power and authority to own its properties and assets, to execute and perform the Transaction Documents, to grant to Terex the guaranties and security interests provided in such Transaction Documents, and to do any and all other things required of them hereunder.

(c) There is not pending nor, to the best of their knowledge, threatened, any litigation, proceeding or governmental investigation which could materially and adversely affect the ability of the Manitex Parties to perform hereunder and under the Transaction Documents.

(d) C&M has good and marketable title to its properties given as security under the Security Agreement for the Replacement Schaeff Note.

6. Terex represents and warrants to Manitex that as of the date of this Agreement, and at all times any amounts are outstanding hereunder:

(a) Terex is duly authorized to make and perform this Agreement and the Transaction Documents. Such documents are valid and binding legal obligations of Terex, enforceable in accordance with their terms.

(b) Terex has the legal power and authority to own its properties and assets, to execute and perform the Transaction Documents, and to do any and all other things required of it hereunder.

7. Miscellaneous

(a) This Agreement shall be construed in accordance with the law of the State of New York.

(b) To induce Terex to enter into this Agreement, the parties hereto irrevocably agree that all actions arising, directly or indirectly, as a result or consequence of this Agreement shall be instituted and litigated only in courts having their situs in New York County, New York. The parties hereby consent to the exclusive jurisdiction and venue of any state or federal court having its situs in said county, and waive any objection based on forum non conveniens. The parties hereby waive personal service of any and all process and consents that all such service of process may be made by certified mail, return receipt requested, directed to the borrower as set forth herein in the manner provided by applicable statute, law, rule of court or otherwise.

(c) If any provision of this Agreement shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any or all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatever.

(d) This Agreement and the other Transaction Documents constitute the entire agreement among the parties as to the subject matter hereof, and shall supersede all prior understandings, letters, agreements, contracts and other documents. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

(e) This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

IN WITNESS WHEREOF, this Agreement was executed and delivered by the undersigned on the date stated in the first paragraph above.

CRANE & MACHINERY, INC.

By:	/s/ Lubomir Litchev
Name:	Lubomir Litchev
Title:	President

MANITEX INTERNATIONAL, INC.

By:	/s/ Andrew Rooke
Name:	Andrew Rooke
Title:	President

TEREX CORPORATION

By:	/s/ Eric I. Cohen
Name:	Eric I. Cohen
Title:	Senior Vice President

EXHIBIT A

TERM NOTE

(Filed as Exhibit 10.3 to this Current Report on Form 8-K)

EXHIBIT B

PIGGYBACK REGISTRATION RIGHTS AGREEMENT

(Filed as Exhibit 10.4 to this Current Report on Form 8-K)

EXHIBIT C

SECURITY AGREEMENT

(Filed as Exhibit 10.5 to this Current Report on Form 8-K)